Thrivent Series Fund, Inc.
Thrivent Variable Life Account I
Thrivent Variable Annuity Account I
Thrivent Variable Annuity Account II
Thrivent Variable Annuity Account B
Thrivent Variable Annuity Account A
TLIC Variable Annuity Account A

Supplement to Prospectuses dated May 1, 2004

Thrivent Large Cap Value Portfolio

Matthew D. Finn, CFA, serves as portfolio manager of the Thrivent Large Cap Value Portfolio. Mr. Finn also serves as portfolio manager of the Thrivent Large Cap Value Fund, a series of an affiliated mutual fund group. Mr. Finn joined Thrivent Financial. from U.S. Bancorp Asset Management, Inc. where he was managing director and senior portfolio manager of the First American Large Cap Value Fund since 2003. Prior to that, he was head of equities for Advantus Capital Management Inc. from July 2001 to May 2003, and chief investment officer of the growth and income group for Evergreen Investment Management Co. from March 1998 to June 2001. Mr. Finn joined Thrivent Financial in April of 2004.

The date of this Supplement is July 27, 2004.

Please include this Supplement with your Prospectus.